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Ethical Investing

Semi-Annual Report

Pax World Balanced Fund
Pax World Growth Fund
Pax World High Yield Fund

30 June 2001

Dear Pax World Shareholders:

     August marks the 30th anniversary of the founding of the Pax World Balanced Fund. During the last three decades, the investment tides have ebbed and flowed, sometimes lifting all boats, sometimes sending them in search of safe harbor. Currently, many investors may be wondering if the seas will be calm again anytime soon.

     At first glance, the indicators are not encouraging. As we write this letter on August 8, the Dow Jones Industrial average is down 4.57% year to date, and the NASDAQ composite is down 20.41%. The bursting of the dot-com bubble sent shock waves through the economy's technology sector, humbling even the hardiest of its leading companies. For many such companies, "visibility" of future earnings may be clouded for a long time.

     The broader market is another story. Historically, stock markets tend to peak twelve months before an economic contraction begins and bottom midway through a recession. While the exact timing of a turnaround is difficult to predict, we feel certain that the double-barreled stimulus of tax cuts and lower interest rates will filter through the economy, giving our funds' diversified portfolios an excellent opportunity to benefit from a recovery. Recessions usually are determined in hindsight, and for that reason we must remain invested, ever mindful of our mission to be selective, patient, and responsible investors.

     In the meantime, our social research team will continue to work on projects ranging from the safe disposal of used computers and other electronic equipment to the establishment of international social research networks. And as always, we will look for companies whose finances are sound and whose goods and services have a positive impact on our planet's future.

     Sincerely,


Laurence A. Shadek            Thomas W. Grant
Chairman                      President

August 8, 2001

Dear Pax World Shareholders,

      During the first half of 2001, the Social Research department continued to adhere to its goals of screening and advocacy. Screening is the foundation of the department, as one of our primary activities is to examine potential and current investments, highlighting those that go beyond our standards and eliminating those that do not meet our criteria. To reiterate for you, here are the primary screens used by the Pax World Funds: exclusion of companies engaged in military activities, those that derive 5% or more of their gross sales from contracts with the United States Department of Defense, and those that derive revenue from the manufacture of tobacco, liquor, and/or gambling devices. Once a company meets those qualifications, we look for pollution control policies and practices, and fair hiring policies and practices with regard to women, minorities, and those with disabilities.

      As shareholders, you expect to open your Semi-Annual Report and find a list of companies that meet these criteria, and we make every attempt to ensure that they do. However, issues crop up even with the best of companies, and when that happens we contact the company to initiate dialogue. We are currently monitoring Sony Corporation's progress on the issue of recycling used electronic equipment, collaborating with other social investors to address diversity issues at EMC Corp., and working with AT&T to set a meeting date to discuss the reasons behind the decision to offer hard-core pornography on its broadband cable system (Mennonite Mutual Aid is leading this dialogue with AT&T).

      In early 2000, Pax World became the second fund family to post its proxy votes on the Internet, where anyone can view our voting record. This year, we took that one step further. In addition to posting our corporate proxy votes, we also posted the results of YOUR votes from the Pax World Funds' Annual Meeting of Shareholders. To see the results, go to www.paxfund.com. This information will also be included in your 2001 Annual Report, due to be mailed in the first quarter of 2002.

      I am pleased to report that our High Yield Fund has launched its community development investing initiative with the placement of a Certificate of Deposit in New York's National Community Capital Bank. That means your Pax World High Yield Fund investments are currently working to provide capital to low-income neighborhoods in New York City, Chicago's South Side, and North Carolina.

      Sincerely,


      Anita Green
      Director of Social Research & Corporate Activity
      August 8, 2001

                                                               Table of Contents

                                TABLE OF CONTENTS

Chairman and President's Letter............................Inside Front Cover
Social Research Director's Letter...........................................1

PAX WORLD BALANCED FUND, INC.
      Portfolio Managers' Comments..........................................3
      Portfolio Highlights..................................................5
      Schedule of Investments...............................................6
      Financial Highlights.................................................13
      Statement of Assets and Liabilities..................................14
      Statement of Operations..............................................15
      Statement of Changes in Net Assets...................................16


PAX WORLD GROWTH FUND, INC.
      Portfolio Managers' Comments.........................................17
      Portfolio Highlights.................................................18
      Schedule of Investments..............................................19
      Financial Highlights.................................................21
      Statement of Assets and Liabilities..................................22
      Statement of Operations..............................................23
      Statement of Changes in Net Assets...................................24


PAX WORLD HIGH YIELD FUND, INC.
      Portfolio Manager's Comments.........................................25
      Portfolio Highlights.................................................27
      Schedule of Investments..............................................28
      Financial Highlights.................................................34
      Statement of Assets and Liabilities..................................35
      Statement of Operations..............................................36
      Statement of Changes in Net Assets...................................37

Notes to Financial Statements..............................................38

                                                    Portfolio Managers' Comments
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

                     CHRISTOPHER H. BROWN & ROBERT P. COLIN
                              PORTFOLIO CO-MANAGERS

Q. HOW DID THE PAX WORLD BALANCED FUND PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A. At this time a year ago, we wrote that the Federal Reserve had raised interest rates six times over the prior 18 months. Those actions, we stated, appeared to be achieving the announced goal of slowing economic growth.

     It is now a year later and not only is the economy teetering on recession but the stock market has been in decline virtually ever since that time. Led by a decline in the NASDAQ Composite of over 60% from peak-to-trough, most indexes have dropped significantly during the first half of 2001. Against this backdrop of falling share prices, the net asset value of the Pax World Balanced Fund was down 5.18% for the first six months of 2001 versus the Lipper Balanced Fund Index return of negative 1.60% for the same period.

     Interestingly, the Federal Reserve Board has dramatically shifted its policies on interest rates and money supply. It has moved from a highly restrictive stance to one of active ease. Although it is too early to tell whether or not the Fed's move will stave off a recession, our financial markets actually have recovered modestly during the second quarter. The actions of the Fed, coupled with the tax rebate soon to be received by individuals and families, provide hope that the balance of the year will be positive for stocks and bonds.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2001?

A. Our major disappointment was the telecommunications sector which we had reduced from 14% of portfolio assets in 1999 to 8% at year-end 2000. Also, one of our major "success stories" last year, Enron Corp. (up 87% in 2000), declined 41% during the first half of 2001. Fortunately, we reduced this position from over 800,000 shares at year-end 2000 to 300,000 shares at mid-year 2001.

     Although technology issues performed badly during the first half of the year, our decision to reduce traditional high-tech issues and shift toward Internet-related securities was validated in the marketplace.

     Also of benefit was the decision to shift assets to the bond market. Within the bond component of the portfolio, which was 31.2% of portfolio assets at mid-year, we added significantly to investment grade corporate bonds that provided higher returns than U.S. Government Agency bonds.

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING THE PERIOD?

A. In addition to the sale of more than 500,000 shares of Enron made during the period, we reduced positions in EMC, General Mills, Qwest and Vodafone. Among the equity issues which were eliminated from the portfolio were Cisco, Computer Associates, Exodus Communications and Tellabs.

     Companies added to the portfolio include Amazon.com, Advent Software, eBay, Fuji Photo and TMP Worldwide (the leading Internet staffing/recruitment company).

                                                            Portfolio Highlights
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

KEY STATISTICS

Year-to-Date Change in
 NAV ($22.41 to $21.25).............-$1.16

Year-to-Date Change in Total
 Net Assets ($1,230 to $1,222
 million)......................-$8 million

Year-to-Date Total Return*..........-5.18%

1 Year Total Return*................-1.33%

3 Year Avg. Total Return*............9.50%

5 Year Avg. Total Return*...........14.16%

10 Year Avg. Total Return*..........11.36%

TEN LARGEST STOCK HOLDINGS

                               PERCENT OF
COMPANY                        NET ASSETS

Amgen, Inc..........................2.73%
Peoples Energy Corp.................1.97%
KeySpan Corp........................1.79%
American General Corp...............1.71%
Baxter International, Inc...........1.60%
Fiserv, Inc.........................1.44%
Starbucks Corp......................1.41%
Vodafone Group
 PLC Sponsored ADR..................1.37%
Sony Corp. ADR......................1.35%
BellSouth Corp......................1.32%
                                    -----

Total..............................16.69%
                                   ------

* TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

ASSET ALLOCATION (Pie Chart)
US Stocks 53%
US Bonds 31%
Cash & Equivalents 10%
Foreign Stocks & Bonds 6%

SECTOR DIVERSIFICATION (Pie Chart)
Government Agency Bonds 23%
Basic Materials 1%
Health Care 11%
Financials 4%
Utilities 10%
Energy 1%
Cash & Equivalents 10%
Transportation 1%
Consumer Cyclicals 9%
Consumer Staples 5%
Corporate Bonds 9%
Communications Services 8%
Technology 8%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES      VALUE

      STOCKS: 58.96%

      COMMON STOCKS: 51.32%

BASIC MATERIALS: 0.41%
      Bemis, Inc. ...................................     125,000   $ 5,021,250
                                                                    -----------

CAPITAL GOODS: 0.36%
      Capstone Turbine Corp. ........................     200,000     4,418,000
                                                                    -----------

COMMUNICATIONS SERVICES: 4.45%
      American Tower Corp. Class A ..................     150,000     3,100,500
      AT&T Corp. ....................................     186,482     4,102,604
      BellSouth Corp. ...............................     400,000    16,108,000
      Loral Space & Communications Ltd. .............     100,000       280,000
      McLeodUSA, Inc. Class A .......................     450,000     2,065,500
      Qwest Communications International, Inc. ......     400,000    12,748,000
      SBC Communications, Inc. ......................     400,000    16,024,000
                                                                    -----------
                                                                     54,428,604
                                                                    -----------
CONSUMER CYCLICALS: 6.26%
      A H Belo Corp. (BLC) Series A .................     300,000     5,652,000
      EW Scripps Co. ................................     100,000     6,900,000
      Family Dollar Stores, Inc. ....................     275,000     7,048,250
      Masco Corp. ...................................     300,000     7,488,000
      RadioShack Corp. ..............................     275,000     8,387,500
      Staples, Inc. .................................     350,000     5,596,500
      Starbucks Corp. ...............................     750,000    17,250,000
      Tribune Co. ...................................     400,000    16,004,000
      United Rentals, Inc. ..........................      85,000     2,205,750
                                                                    -----------
                                                                     76,532,000
                                                                    -----------
CONSUMER STAPLES: 4.93%
      Avon Products, Inc. ...........................     150,000     6,942,000
      Cablevision NY Group Class A ..................     150,000     8,775,000
      Cablevision Rainbow Media Group Class A .......      75,000     1,935,000
      Comcast Corp. Class A .........................     200,000     8,680,000
      CVS Corp. .....................................     250,000     9,650,000
      General Mills, Inc. ...........................      75,000     3,283,500
      General Motors Corp. Class H ..................     150,000     3,037,500
      Jones Apparel Group, Inc. .....................     150,000     6,480,000
      Kroger Co. ....................................     100,000     2,500,000
      Wendy's International, Inc. ...................     350,000     8,939,000
                                                                    -----------
                                                                     60,222,000
                                                                    -----------

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                         NUMBER
NAME OF ISSUER AND TITLE OF ISSUE           OF SHARES      VALUE

      COMMON STOCKS, continued

ENERGY: 1.35%
      Baker Hughes, Inc. ............        125,000   $  4,187,500
      Equitable Resources, Inc. .....        200,000      6,662,000
      Tidewater, Inc. ...............        150,000      5,655,000
                                                       ------------
                                                         16,504,500
                                                       ------------
FINANCIALS: 3.88%
      American General Corp. ........        450,000     20,902,500
      GATX Corp. ....................         25,000      1,002,500
      UnumProvident Corp. ...........        225,000      7,227,000
      USA Education, Inc. ...........        200,000     14,600,000
      Washington Federal, Inc. ......        150,000      3,678,000
                                                       ------------
                                                         47,410,000
                                                       ------------
HEALTH CARE: 11.05%
      Abbott Laboratories, Inc. .....        175,000      8,401,750
      Amgen, Inc. ...................        550,000     33,374,000
      Apogent Technologies, Inc. ....        275,000      6,765,000
      Baxter International, Inc. ....        400,000     19,600,000
      Bristol-Myers Squibb Co. ......        250,000     13,075,000
      Edwards LifeSciences Corp. ....        100,000      2,636,000
      Immunex Corp. New .............        100,000      1,775,000
      IMS Health, Inc. ..............        200,000      5,700,000
      Johnson & Johnson .............        298,000     14,900,000
      Medtronic, Inc. ...............        250,000     11,502,500
      Stryker Corp. .................        250,000     13,712,500
      Sybron Dental Specialties, Inc.        175,000      3,585,750
                                                       ------------
                                                        135,027,500
                                                       ------------
TECHNOLOGY: 7.55%
      Advent Software, Inc. .........        100,000      6,350,000
      Amazon.com, Inc. ..............        300,000      4,245,000
      AOL Time Warner, Inc. .........        275,000     14,575,000
      EMC Corp. (Mass.) .............        250,000      7,262,500
      eBay, Inc. ....................        150,000     10,273,500
      Fiserv, Inc. ..................        275,000     17,594,500
      Intuit, Inc. ..................        250,000      9,997,500
      McData Corp. ..................        100,000      1,755,000
      Microsoft Corp. ...............        175,000     12,775,000
      TMP Worldwide, Inc. ...........        125,000      7,500,000
                                                       ------------
                                                         92,328,000
                                                       ------------

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                             NUMBER
NAME OF ISSUER AND TITLE OF ISSUE               OF SHARES      VALUE

      COMMON STOCKS, continued

TRANSPORTATION: 1.46%
      CNF, Inc. .........................        225,000   $  6,356,250
      Ryder Systems, Inc. ...............        200,000      3,920,000
      United Parcel Service, Inc. Class B        130,000      7,514,000
                                                           ------------
                                                             17,790,250
                                                           ------------
UTILITIES: 9.62%
      AES Corp. .........................        175,000      7,533,750
      American Water Works, Inc. ........        250,000      8,242,500
      DPL, Inc. .........................        350,000     10,136,000
      Dynegy, Inc. Class A ..............        225,000     10,462,500
      Enron Corp. .......................        300,000     14,700,000
      KeySpan Corp. .....................        600,000     21,888,000
      NiSource, Inc. ....................        400,000     10,932,000
      Peoples Energy Corp. ..............        600,000     24,120,000
      Questar Corp. .....................        250,000      6,190,000
      UGI Corp. New .....................        125,000      3,375,000
                                                           ------------
                                                            117,579,750
                                                           ------------
TOTAL COMMON STOCKS .....................                   627,261,854
                                                           ------------

      AMERICAN DEPOSITORY RECEIPTS: 5.80%

      America Movil S A ADR .............        200,000      4,172,000
      Fuji Photo Film Co., Ltd ADR ......        150,000      6,525,000
      Koninklijke Philips Electronics, NV ADR    400,000     10,572,000
      Nokia Corp. .......................        225,000      4,959,000
      SAP Aktiengesellschaft ADR ........        125,000      4,386,250
      Sony Corp. ADR ....................        250,000     16,450,000
      Telefonos de Mexico, SA ADR
       (representing ordinary shares L) .        200,000      7,018,000
      Vodafone Group PLC ADR ............        750,000     16,762,500
                                                           ------------

TOTAL AMERICAN DEPOSITORY
     RECEIPTS ...........................                    70,844,750
                                                           ------------

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                OF SHARES    VALUE

      CONVERTIBLE PREFERRED STOCKS: 1.43%

CONSUMER CYCLICALS: 0.26%
      Cox Communications, Inc. New, 7.000%
       Series I Convertible Preferred ....        55,000   $ 3,190,000
                                                           -----------

CONSUMER STAPLES: 0.26%
      Suiza Foods Corp. Capital Trust II,
       5.500% Convertible Preferred ......        75,000     3,110,475
                                                           -----------

FINANCIALS: 0.43%
      Equity Residential Properties Trust
       7.250% Convertible Preferred
       Series G ..........................       208,200       254,968
                                                           -----------

UTILITIES: 0.48%
      NiSource, Inc. 7.750% Series B
       Convertible Preferred .............       120,000     5,902,800
                                                           -----------


TOTAL CONVERTIBLE PREFERRED STOCKS .......                  17,458,243
                                                           -----------

      PREFERRED STOCKS: 0.41%

COMMUNICATIONS SERVICES: 0.41%
      TCI Communications Preferred 8.720%        200,000     4,980,000
                                                           -----------

TOTAL STOCKS .............................                 720,544,847
                                                           -----------

      BONDS: 31.19%                            PRINCIPAL
                                                  AMOUNT
      CORPORATE BONDS: 8.61%

COMMUNICATIONS SERVICES: 1.60%
      Vodafone Airtouch PLC 7.625%
       due February 15, 2005 .............    $5,000,000     5,257,075
      TCI Communications, Inc. Nt 6.875%,
       due February 15, 2006 .............     9,960,000    10,134,100
      Qwest Capital Funding, Inc. Gtd
       Nt 7.750%, due August 15, 2006 ....     4,000,000     4,192,996
                                                            ----------
                                                            19,584,171
                                                            ----------

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                AMOUNT         VALUE

CORPORATE BONDS, continued

CONSUMER CYCLICALS: 1.67%
   Sears Roebuck Acceptance Corp. ........
    6.000%, due March 20, 2003 ...........    $ 5,000,000    $ 5,043,065
   Cox Communications, Inc. 6.690%,
    due September 20, 2004 ...............      5,130,000      5,253,217
   Masco Corp Nt 6.750%, due
    March 15, 2006 .......................     10,000,000     10,087,100
                                                             -----------
                                                              20,383,382
                                                             -----------
CONSUMER STAPLES: 1.41%
   General Mills, Inc. 7.000%, due
    September 16, 2002 ...................      7,000,000      7,177,100
   Kellogg Corp. 4.875%, due
    October 15, 2005 .....................      8,505,000      8,095,119
   Jones Apparel Group, Inc. Sr Nt 7.875%,
    due June 15, 2006 ....................      1,900,000      1,912,293
                                                             -----------
                                                              17,184,512
                                                             -----------
FINANCIALS: 0.88%
   American General Financial Corp. Ser
    Nt 5.750%, due November 1, 2003 ......      5,000,000      5,083,155
   GATX Corp. Med Term Nts Tranche
    00054 Ser D 6.875%, due
    December 15, 2006 ....................      6,000,000      5,659,740
                                                             -----------
                                                              10,742,895
                                                             -----------
TECHNOLOGY: 1.70%
   Compaq Computer Corp. 7.450%,
    due August 1, 2002 ...................      4,000,000      4,059,032
   Computer Assoc. Int'l., Inc. 6.375%,
    due April 15, 2005 ...................      7,000,000      6,645,450
   Compaq Computer Corp. 7.650%,
    due August 1, 2005 ...................      5,000,000      5,104,915
   AOL Time Warner, Inc. Global Nt Dtd
    6.125%, due April 15, 2006 ...........      5,000,000      5,007,250
                                                             -----------
                                                              20,816,647
                                                             -----------
TRANSPORTATION: 0.12%
   Ryder Systems, Inc. 2005 Sr Nt 6.500%,
    due May 15, 2005 .....................      1,450,000      1,399,060
                                                             -----------

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                      PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                              AMOUNT             VALUE

      CORPORATE BONDS, continued
UTILITIES: 1.23%............................
      Illinova Corp. Tranche Tr 00001
        6.460%, due October 1, 2002.....................    $5,000,000         $ 5,087,180
      Enron Corp. 6.750%, due July 1, 2005                   5,000,000           5,037,400
      Enron Corp. Nt 6.400%, due
        July 15, 2006...................................     5,000,000           4,994,355
                                                                               -----------
                                                                                15,118,935
                                                                               -----------
TOTAL CORPORATE BONDS...................................                       105,229,602
                                                                               -----------

   GOVERNMENT AGENCY BONDS: 22.58%

   6.710%, due July 24, 2001............................     7,000,000           7,008,750
   5.250%, due August 9, 2002...........................    10,000,000          10,014,100
   5.905%, due December 23, 2002                            14,000,000          14,255,920
   7.250%, due February 28, 2003........................    10,000,000          10,210,900
   5.375%, due November 17, 2003........................     8,000,000           8,113,760
   5.600%, due January 29, 2004.........................    10,000,000          10,059,400
   5.335%, due February 19, 2004........................    10,000,000          10,040,600
   5.485%, due February 26, 2004........................     5,000,000           5,030,450
   6.000%, due March 12, 2004...........................    10,000,000          10,104,700
   5.880%, due March 25, 2004...........................     9,000,000           9,023,940
   5.100%, due May 3, 2004..............................    10,000,000           9,984,400
   6.750%, due November 16, 2004........................     5,000,000           5,048,450
   5.900%, due February 7, 2005.........................    10,000,000          10,070,300
   7.250%, due February 14, 2005........................     5,000,000           5,203,900
   7.520%, due March 15, 2005...........................    10,000,000          10,251,600
   5.640%, due March 22, 2005...........................    10,000,000           9,993,700
   5.420%, due April 12, 2005...........................     5,000,000           4,971,100
   7.250%, due May 13, 2005.............................    10,000,000          10,621,900
   7.800%, due May 16, 2005.............................    10,000,000          10,542,200
   7.400%, due June 27, 2005............................    10,000,000          10,306,200
   7.025%, due September 19, 2005.......................    10,000,000          10,395,300
   6.920%, due November 8, 2005.........................    10,000,000          10,309,400
   5.830%, due January 23, 2006.........................    15,000,000          15,004,650
   5.875%, due February 6, 2006.........................    10,000,000          10,015,600
   6.170%, due March 13, 2006...........................    10,000,000          10,025,000
   6.000%, due June 14, 2006............................     5,000,000           5,021,390

                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT       VALUE

      GOVERNMENT AGENCY BONDS, continued

      5.930%, due September 7, 2006 ...........    $ 10,000,000  $    9,935,900
      5.460%, due October 4, 2006 .............      10,000,000       9,993,700
      6.010%, due December 20, 2006 ...........       9,400,000       9,413,574
      5.715%, due January 11, 2007 ............       5,000,000       4,978,430
                                                                 --------------

TOTAL GOVERNMENT AGENCY BONDS .................                     275,949,214
                                                                 --------------
TOTAL BONDS ...................................                     381,178,816
                                                                 --------------

      CERTIFICATES OF DEPOSIT: 0.12%

      South Shore Bank 7.000%,
       October 11, 2001 .......................       1,000,000       1,000,000
      Self Help Credit Union 3.980%, due
       May 30, 2002 ...........................         500,000         500,000
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT .................                       1,500,000
                                                                 --------------
                                                          NUMBER
                                                       OF SHARES
      MONEY MARKET SHARES: 9.19%

      Pax World Money Market Fund .............     112,304,177     112,304,177
                                                                 --------------

TOTAL INVESTMENTS: 99.46% .....................                   1,215,527,840

      Cash and receivables, less
        liabilities: 0.54% ....................                       6,622,725
                                                                 --------------

Net assets: 100% ..............................                  $1,222,150,565
                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                        Six Months
                                          Ended                                 YEAR ENDED DECEMBER 31
                                         June 30,       -----------------------------------------------------------------------
                                           2001            2000           1999           1998           1997            1996
                                           ----            ----           ----           ----           ----            ----
                                       (Unaudited)
 Net asset value, beginning
  of period ........................   $     22.41     $     23.40    $     21.64    $     18.52    $     16.56    $     16.33
                                       -----------     -----------    -----------    -----------    -----------    -----------
 Income (loss) from investment
    operations
  Investment income, net (A) .......          .239            .513           .471           .468           .493           .550
  Realized and unrealized gain
   (loss) on investments,
   net (A) .........................        (1.393)           .781          3.167          4.008          3.622          1.122
                                       -----------     -----------    -----------    -----------    -----------    -----------
    Total from investment
     operations ....................        (1.154)          1.294          3.638          4.476          4.115          1.672
                                       -----------     -----------    -----------    -----------    -----------    -----------
 Less distributions
  Dividends from net investment
   income ..........................            --            .525           .459           .468           .503           .550
  Distributions from realized gains             --           1.750          1.410           .880          1.650           .892
  Tax return of capital ............          .006            .009           .009           .008           .002             --
                                       -----------     -----------    -----------    -----------    -----------    -----------
    Total distributions ............          .006           2.284          1.878          1.356          2.155          1.442
                                       -----------     -----------    -----------    -----------    -----------    -----------
 Net asset value, end of period ....   $     21.25     $     22.41    $     23.40    $     21.64    $     18.52    $     16.56
                                       -----------     -----------    -----------    -----------    -----------    -----------

2.  TOTAL RETURN ...................         (5.18%)          5.66%         17.23%         24.62%         25.12%         10.36%

3.  RATIOS AND SUPPLEMENTAL DATA

 Ratio of total expenses to average
  net assets (B) (C) ...............          1.01%            .96%           .89%           .95%           .91%           .89%
 Ratio of investment income, net,
  to average net assets (B) (C) ....          2.20%           2.14%          2.05%          2.33%          2.67%          3.24%
 Portfolio turnover rate ...........         24.01%          26.49%         21.09%         28.59%         13.88%         34.55%
 Net assets, end of period
  ('000,000s) ......................   $     1,222     $     1,230    $     1,065    $       838    $       629    $       513
 Number of capital shares
  outstanding, end of period ('000s)        57,522          54,903         45,499         38,712         33,971         31,008

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.
(B) Unaudited ratios for the six months ended June 30, 2001 have been annualized.
(C) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

ASSETS

Investments, at value - note A
  Common stocks (cost - $526,099,590) .......................     $  698,106,604
  Preferred stocks (cost - $21,486,692) .....................         22,438,243
  Bonds (amortized cost - $376,500,991) .....................        381,178,816
  Certificates of deposit (cost - $1,500,000) ...............          1,500,000
  Pax World Money Market Fund (cost - $112,304,177) .........        112,304,177
                                                                  --------------
                                                                   1,215,527,840

Cash ........................................................          2,705,620

Receivables
  Dividends and interest ....................................          7,344,360
  Investment securities sold ................................          3,138,745
                                                                  --------------

 Total assets ...............................................      1,228,716,565
                                                                  --------------

LIABILITIES

Payables
  Capital stock reacquired ..................................            206,609
  Withheld foreign dividend tax liability ...................             12,416
  Investment securities purchased ...........................          5,000,000

Accrued expenses
  Investment advisory fee - note B ..........................            506,385
  Transfer agent fee ........................................            200,000
  Distribution expenses - note D ............................            462,810
  Other accrued expenses ....................................            177,780
                                                                  --------------

 Total liabilities ..........................................          6,566,000
                                                                  --------------

  Net assets (equivalent to $21.25 per share based on
  57,522,453 shares of capital stock outstanding)
  - note E ..................................................     $1,222,150,565
                                                                  --------------

 Net asset value, offering price and redemption price
  per share ($1,222,150,565 / 57,522,453 shares
  outstanding) ..............................................     $        21.25
                                                                  --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2001

PAX WORLD BALANCED FUND, INC.

Investment income
   Income - note A
     Dividends
      Pax World Money Market Fund ...............   $  3,109,544
      Other investments .........................      5,035,868   $  8,145,412
                                                    ------------
     Interest ...................................                    11,336,569
                                                                   ------------

         Total income ...........................                    19,481,981

   Expenses
     Investment advisory fee - note B ...........      3,002,479
     Distribution expenses - note D .............      1,698,358
     Transfer agent fee .........................        568,236
     State and foreign taxes ....................        330,217
     Custodian fees - note F ....................        162,328
     Printing and mailing .......................        151,306
     Other ......................................         91,385
     Legal fees and related expenses
       - note B .................................         61,415
     Registration fees ..........................         51,063
     Directors' fees and expenses - note B ......         29,260
     Audit fees .................................          4,924
                                                    ------------

         Total expenses .........................      6,150,971

         Less: Fees paid indirectly - note F ....        (54,932)
                                                    ------------

              Net expenses ......................                     6,096,039
                                                                   ------------

         Investment income, net .................                    13,385,942
                                                                   ------------

Realized and unrealized gain (loss) on
   investments - notes A and C
     Net realized gain on investments ...........                    16,647,114
     Change in unrealized appreciation of
       investments for the period ...............                   (95,464,149)
                                                                   ------------

         Net (loss) on investments ..............                   (78,817,035)
                                                                   ------------

         Net (decrease) in net assets
           resulting from operations ............                  $(65,431,093)
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.

                                                                   Year Ended
                                             Six Months Ended     December 31,
                                               June 30, 2001          2000
                                                (Unaudited)
Increase (decrease) in net assets
   Operations
     Investment income, net ...............   $    13,385,942   $    24,929,024
     Net realized gain on investments .....        16,647,114        88,162,000
     Change in unrealized appreciation of
       investments ........................       (95,464,149)      (50,195,067)
                                              ---------------   ---------------
        Net increase (decrease) in net
           assets resulting from operations       (65,431,093)       62,895,957
   Net equalization credits - note A ......           336,321           475,703
   Distributions to shareholders from
     Investment income, net ($-0- and $.525
       per share, respectively) - note A ..                --       (25,972,614)
     Net realized gain on investments
       ($-0- and $1.750 per share,
       respectively) - note A .............                --       (88,161,949)
   Capital share transactions - note E ....        56,861,533       216,254,908
                                              ---------------   ---------------
       Net increase (decrease) in net
           assets .........................        (8,233,239)      165,492,005
Net assets
   Beginning of period ....................     1,230,383,804     1,064,891,799
                                              ---------------   ---------------
   End of period [including undistributed
     (excess distribution of) investment
     income, net of $13,685,166 and
     ($37,097), respectively] .............   $ 1,222,150,565   $ 1,230,383,804
                                              ---------------   ---------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                    Portfolio Managers' Comments
                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

                      ROBERT P. COLIN & PAUL I. GULDEN, JR.
                              PORTFOLIO CO-MANAGERS

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF
     2001?

A. The first six months of the year proved to be extremely challenging. With hints of an economic slowdown on the horizon, the Federal Reserve began cutting interest rates. Corporate profits slowed and many companies chose not to provide future earnings guidance. As the quarter ended, the Fed had cut interest rates six times and there were few signs of an economic upturn. Given this difficult environment, the Pax World Growth Fund declined 7.76%.

     Investors are beginning to question when, or if, a rebound in equity prices is near. We continue to believe that the DJIA and S&P 500 bottomed on March 22nd and the NASDAQ perhaps shortly thereafter. Since then we have had a fairly significant rally, followed by a retracement in the indices, and are currently testing those lows. We view the upcoming third quarter as one of transition and expect that in the fourth we will see higher prices in anticipation of an economic recovery in 2002.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2001?

A. Frustrating to many portfolio managers was the fact that few major themes developed or lasted for more than a brief period. Because most sectors and/or themes were not immune to the market's volatility, there was frequent rotation from one group to another.

     Perhaps the best example of this rotation was investors' enthusiasm, and then apparent disdain, for the independent power producers. This sector performed well early in the period, but fell out of favor toward the second quarter. We believe that long-term supply and demand problems do not go away in a short period, and that energy capacity will continue to be an issue. The Growth Fund therefore continues to own companies in this industry, such as Calpine and Dynegy. We expect they will prove to be excellent long-term investments.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING THE PERIOD?

A. During this period, we increased our exposure to health care with the purchase of Express Scripts and Invacare. In the financial area, we purchased Americredit, which has been a good performer for the Fund. We continue to focus on companies with steady earnings progress at reasonable multiples.

                                                            Portfolio Highlights
                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

KEY STATISTICS

Year-to-Date Change in NAV
 ($11.98 to $11.05)...............-$0.93

Year-to-Date Change in Total
 Net Assets ($28.52 to $28.33
 million).................-$0.19 million

Year-to-Date Total  Return*.......-7.76%

1 Year Total Return*.............-21.74%

3 Year Avg. Total Return*..........2.07%

6-11-97 to 6-30-01
 Avg. Total Return*................2.49%

TEN LARGEST STOCK HOLDINGS

                                PERCENT OF
COMPANY                         NET ASSETS

American General Corp................6.56%
Americredit Corp.....................6.42%
Elan PLC ADR ........................5.38%
AOL Time Warner, Inc.................4.68%
Express Scripts, Inc.................4.66%
Comcast Corp. Class A................4.60%
Chiron Corp..........................4.50%
Baxter International, Inc............4.15%
Family Dollar Stores, Inc............4.07%
Washington Mutual, Inc...............3.98%
                                     -----

Total...............................49.00%
                                    ------


* RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL NOVEMBER 1, 1999. THE 3 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS 1.20%. THE AVERAGE TOTAL RETURN FOR THE PERIOD JUNE 11, 1997 TO JUNE 30, 2001 WITH THE INITIAL SALES CHARGE DEDUCTED IS 1.85%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE SIX MONTH PERIOD ENDED JUNE 30, 2001. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

ASSET ALLOCATION (Pie Chart)
U.S. Common Stocks 90%
Foreign Common Stocks 7%
Cash & Equivalents 3%

SECTOR DIVERSIFICATION (Pie Chart)
Health Care 24%
Financials 17%
Transportation 3%
Consumer Cyclicals 16%
Cash & Equivalents 3%
Technology 17%
Consumer Staples 9%
Utilities 11%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                             NUMBER
NAME OF ISSUER AND TITLE OF ISSUE               OF SHARES     VALUE

      STOCKS: 97.03%

      COMMON STOCKS: 88.33%

CONSUMER CYCLICALS: 12.58%
      Convergys Corp. ......................       28,500   $  862,125
      Family Dollar Stores, Inc. ...........       45,000    1,153,350
      Masco Corp. ..........................       30,000      748,800
      Tribune Co. ..........................       20,000      800,200
                                                            ----------
                                                             3,564,475
                                                            ----------
CONSUMER STAPLES: 8.85%
      Comcast Corp. Class A ................       30,000    1,302,000
      CVS Corp. ............................       20,000      772,000
      Jones Apparel Group, Inc. ............       10,000      432,000
                                                            ----------
                                                             2,506,000
                                                            ----------
FINANCIALS: 16.95%
      American General Corp. ...............       40,000    1,858,000
      Americredit Corp. ....................       35,000    1,818,250
      Washington Mutual, Inc. ..............       30,000    1,126,500
                                                            ----------
                                                             4,802,750
                                                            ----------
HEALTH CARE: 19.12%
      Amgen, Inc. ..........................       10,000      606,800
      Baxter International, Inc. ...........       24,000    1,176,000
      Chiron Corp. .........................       25,000    1,275,000
      Express Scripts, Inc. ................       24,000    1,320,720
      Invacare Corp. .......................       15,000      579,450
      Thoratec Labs Corp. ..................       25,000      388,750
      Web MD Corp. .........................       10,000       70,000
                                                            ----------
                                                             5,416,720
                                                            ----------
TECHNOLOGY: 16.50%
      AOL Time Warner, Inc. ................       25,000    1,325,000
      Check Point Software Technologies Ltd.       12,000      606,840
      eBay, Inc. ...........................       10,000      684,900
      Sanmina Corp. ........................       20,000      468,200
      Siebel Systems, Inc. .................       10,000      469,000
      Symbol Technologies, Inc. ............       45,000      999,000
      Yahoo! Inc. ..........................        6,000      119,940
                                                            ----------
                                                             4,672,880
                                                            ----------

                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                              NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                OF SHARES       VALUE

      CONSUMER STOCKS, continued

TRANSPORTATION: 3.06%
      United Parcel Service, Inc. Class B .         15,000    $   867,000
                                                              -----------

UTILITIES: 11.27%
      Calpine Corp. .......................         20,000        756,000
      Dynegy, Inc. Class A ................         20,000        930,000
      Mirant Corp. ........................         15,000        516,000
      Questar Corp. .......................         40,000        990,400
                                                              -----------
                                                                3,192,400
                                                              -----------
TOTAL COMMON STOCKS .......................                    25,022,225
                                                              -----------

      AMERICAN DEPOSITORY RECEIPTS: 5.38%

      Elan PLC ADR ........................         25,000      1,525,000
                                                              -----------

      REITS: 3.32%

      Host Marriott Corp. REIT ............         75,000        939,000
                                                              -----------

TOTAL STOCKS ..............................                    27,486,225
                                                              -----------
      MONEY MARKET SHARES: 1.00%

      Pax World Money Market Fund .........        283,207        283,207
                                                              -----------
TOTAL INVESTMENTS: 98.03% .................                    27,769,432

      Cash, receivables and deferred costs,
       less liabilities: 1.97% ............                       557,233
                                                              -----------

Net assets: 100% ..........................                   $28,326,665
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)


                                       Six Months                                                Period June 9, 1997
                                         Ended                  YEAR ENDED DECEMBER 31           (the date operations
                                        June 30,        --------------------------------------      commenced) to
                                          2001           2000            1999            1998      December 31, 1997
                                          ----           ----            ----            ----    --------------------
                                      (Unaudited)
Net asset value, beginning
of period ........................    $    11.98      $    14.28      $    11.13      $     9.66      $    10.00
                                      ----------      ----------      ----------      ----------      ----------
 Income (loss) from investment
    operations
 Investment (loss), net ..........          (.01)           (.02)           (.02)           (.04)           (.01)
 Realized and unrealized
  gain (loss) on
  investments, net ...............          (.92)          (2.28)           3.17            1.51            (.33)
                                      ----------      ----------      ----------      ----------      ----------
  Total from investment
   operations ....................          (.93)          (2.30)           3.15            1.47            (.34)
                                      ----------      ----------      ----------      ----------      ----------
 Net asset value, end of period ..    $    11.05      $    11.98      $    14.28      $    11.13      $     9.66
                                      ----------      ----------      ----------      ----------      ----------

2. TOTAL RETURN ..................         (7.76%)        (16.11%)         28.30%          15.22%          (3.40%)

3. RATIOS AND SUPPLEMENTAL DATA

 Ratio of total expenses
  to average net assets (A)(B) ...          1.52%           1.56%           1.58%           1.62%           1.49%
 Ratio of investment (loss), net,
  to average net assets (A) ......          (.33%)          (.14%)          (.29%)          (.61%)          (.56%)
 Portfolio turnover rate .........         18.58%          83.97%          76.40%          96.72%          50.79%
 Net assets, end of period ('000s)    $   28,327      $   28,523      $   22,068      $   12,372      $    4,605
 Number of capital shares out-
  standing, end of period ('000s)          2,564           2,382           1,546           1,112             477

(A) These ratios for the six months ended June 30, 2001 and the period ended December 31, 1997 have been annualized.

(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

ASSETS

Investments, at value - note A
   Common stocks (cost - $25,835,748) ...............   $27,486,225
   Pax World Money Market Fund (cost - $283,207) ....       283,207
                                                        -----------
                                                         27,769,432

Cash ................................................       517,969
Receivables
   Dividends and interest ...........................        24,564
   Reimbursement of expenses from Adviser - note G ..        18,076
Organization costs - note A .........................         1,000
   Deferred offering costs - note A .................         8,428
   Deferred registration fees - note A ..............         4,303
                                                        -----------
      Total assets ..................................    28,343,772
                                                        -----------
LIABILITIES

Payables
   Capital stock reacquired .........................         3,376
   Organization costs, deferred offering costs and
     deferred registration fees payable to Adviser
      - note A ......................................        13,731
                                                        -----------
      Total liabilities .............................        17,107
                                                        -----------

     Net assets (equivalent to $11.05 per share based
         on  2,564,463 shares of capital stock
         outstanding) - note E ......................   $28,326,665
                                                        -----------

     Net asset value and redemption price per share
         ($28,326,665 / 2,564,463 shares outstanding)   $     11.05
                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2001

PAX WORLD GROWTH FUND, INC.

Investment income (loss)
  Income - note A
   Dividends
    Pax World Money Market Fund ...........   $    53,583
    Other investments .....................       111,837
                                              -----------
      Total income ........................                      $   165,420

 Expenses
   Investment advisory fee - note B .......       137,366
   Transfer agent fee .....................        47,791
   Distribution expenses - note D .........        35,610
   Legal fees and related expenses - note B        30,587
   Custodian fees - note F ................        20,379
   Audit fees .............................        19,921
   Directors' fees and expenses - note B ..        10,300
   State and foreign taxes ................         7,496
   Amortization of organization costs,
    deferred offering costs and deferred
    registration fees - note A ............         6,866
   Printing and mailing ...................         6,444
   Other ..................................         4,197
   Registration fees - note A .............           659
                                              -----------
    Total expenses ........................       327,616

    Less: Fees paid indirectly - note F ...        (4,984)
      Expenses assumed by
       Adviser - notes B and G ............      (109,671)
                                              -----------
      Net expenses ........................                          212,961
                                                                 -----------
    Investment (loss), net ................                          (47,541)
                                                                 -----------

Realized and unrealized gain (loss) on
  investments - notes A and C
  Net realized (loss) on investments ......                       (3,510,709)
  Change in unrealized appreciation of
   investments for the period .............                        1,215,090
                                                                 -----------
     Net (loss) on investments ............                       (2,295,619)
                                                                 -----------

     Net (decrease) in net assets
     resulting from operations ............                      $(2,343,160)
                                                                 -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2001

PAX WORLD GROWTH FUND, INC.

                                                                YEAR ENDED
                                           SIX MONTHS ENDED    DECEMBER 31,
                                             JUNE 30, 2001         2000
                                             -------------         ----
                                              (Unaudited)

Increase (decrease) in net assets
  Operations
  Investment (loss), net ................    $    (47,541)    $    (38,702)
  Net realized gain (loss) on investments      (3,510,709)             275
  Change in unrealized appreciation
   of investments for the period ........       1,215,090       (5,429,247)
                                             ------------     ------------
  Net decrease in net assets
   resulting from operations ............      (2,343,160)      (5,467,674)

  Capital share transactions - note E ...       2,146,344       11,923,122
                                             ------------     ------------
   Net increase (decrease) in net assets         (196,816)       6,455,448

Net assets
  Beginning of period ...................      28,523,481       22,068,033
                                             ------------     ------------

  End of period (net of accumulated
   investment loss, net: $188,023 and
   $140,482, respectively) ..............    $ 28,326,665     $ 28,523,481
                                             ------------     ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                    Portfolio Manager's Comments
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q.   HOW DID PAX WORLD HIGH YIELD FUND PERFORM DURING THE FIRST SIX MONTHS OF
     2001?

A. The Pax World High Yield Fund produced a 5.29% total return for the past six months that surpassed the Lipper Current High Yield Index total return of 1.65% and the Merrill Lynch High Yield Index total return of 4.87% for the same period. The Fund's total return ranked in the top 8% out of 368 high-yield funds tracked by Lipper for the 12 months ended June 30, 2001.

     Although the default rate for corporate debt is the highest that it has been in nine years, over the past twelve months we have kept the portfolio almost default free. The troubled companies we continue to hold, in our view, offer significant potential upside should these issuers pull through or find merger partners. We believe the high yield sector, particularly established companies in cyclical businesses, should benefit if the general economy rebounds from its current weakness. Our fundamental research and current strategy is focused on identifying potential "winners" after the economy bottoms out.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2001?

A. Our strategy of concentrating on higher quality BB and middle-tier B rated holdings led to out-performance as the top tiers posted the high-yield sector's best performance in 2001 through June. The Fund's 12-month return as of June 30, 2001 of 3.90% was more modest, reflecting last year's difficult market conditions. Still, for the twelve months ended June 30, 2001, the Fund significantly outperformed both the 5.53% negative return of the average high-yield fund (as measured by Lipper) and the positive 2.10% return of the Merrill Lynch High Yield Index.

     Our bond holdings in consumer staples businesses and media companies -- both overweighted relative to the high-yield indexes -- benefited from increased demand as investors fled the telecommunications sector in favor of less risky holdings. Our REIT and health care holdings became market "darlings" and continued to appreciate.

     We have limited our investment in the telecom sector to companies which, in our view, enjoy leading franchises, have superior management, and have fully funded businesses or have recently attracted new funding. We believe our strategy with respect to telecom sector issuers has significantly improved

                                                    Portfolio Manager's Comments
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

     our performance relative to the rest of the high-yield universe. We sell only when prices do not adequately reflect risks, or when management stumbles operationally or makes changes to a company's strategic direction which we deem imprudent. We continue to seek new holdings outside the telecommunications sector.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING THE PERIOD?

A. We purchased the bonds of Riverwood International, a privately held forest products company that participates in the Sustainable Forestry Initiative. We added to our holdings of NBTY, a vitamin retailer and manufacturer in the US and UK. NBTY has been outperforming its competitors on a same-store sales basis and has been growing internally and through accretive acquisitions. We purchased the bonds of Team Health, a company that provides outsourced medical staffing and administrative services, predominantly in the emergency rooms of hospitals, in over 30 states. We purchased the investment grade rated bonds of Dean Foods, a diversified food company that is, at this time, the subject of a takeover bid by Suiza Foods. Suiza is a dairy company that offers new products such as Fitmilk(TM)and Kidsmilk(TM)to cater to the nutritional needs of children and the elderly. Suiza has also built a presence in soymilk and has a significant holding in Horizon Organic.

     We sold our holdings in Century Communications because we believe that Adelphia Communications is draining the strength of the company's cable assets to fund its telecommunications business, Adelphia Business Solutions Inc. We sold Mailwell bonds because its printing business repeatedly disappointed in operating performance and faces greater risks as the economy weakens. We sold the bonds of Federal Mogul, an auto parts supplier, as we perceived their operating performance to have deteriorated even though consumers have continued to buy cars at a rate which we anticipate will slow further. We sold Spherion Corp., the management recruiting firm, after they sold their professional services business, thereby, in our view, increasing their exposure to the technology sector.

                                                            Portfolio Highlights
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

KEY STATISTICS

Year-to-Date Change in NAV
  ($8.74 to $8.82)..................$0.08

Year-to-Date Change in Total
  Net Assets ($10.34 to
  $14.19 million)**.........$3.85 million

Year-to-Date Distributions to
  Shareholders (per share).........$0.388

30 Day SEC Yield***.................9.16%

Year-to-Date Total Return*..........5.29%

1 Year Total Return*................3.90%

10-8-99 to 6-30-01 Avg.
  Total Return*.....................1.21%

* RATE OF RETURN FIGURES DO NOT INCLUDE THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

** BETWEEN 12/31/00 AND 6/30/01, PAX WORLD MANAGEMENT CORP. (THE ADVISER) DIVESTED $0.5 MILLION OF ITS SHARES IN THE FUND, BRINGING THE INCREASE IN TOTAL NET ASSETS DOWN FROM $4.35 TO $3.85 MILLION.

***SEC YIELDS ARE CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE NAV PER SHARE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.

TEN LARGEST HOLDINGS

                               PERCENT OF
COMPANY                        NET ASSETS

Health Care Property Investors,
 Inc. 8.60% Preferred Series C......4.75%
Nextel Communications, Inc.
 9.375%, due 11-15-2009.............4.20%
King Pharmaceuticals, Inc.
 10.75%, due 2-15-2009..............3.93%
Compagnie Generale de
 Geophysique 10.625% due
 11-15-2007.........................3.66%
Advanstar Communications,
 Inc. 12.00% due 2-15-2011..........3.61%
Broadwing Communications, Inc. 12.50%
  Junior Preferred Exch ............3.45%
Musicland Group, Inc. 9.875%
 due 3-15-2008......................2.61%
NBTY, Inc. 8.625% due
 9-15-2007 Series B.................2.20%
Weight Watchers International,
 Inc. 13.00% due 10-1-2009..........2.09%
St. John Knits Int'l 12.50%
 due 7-1-2009.....................  2.04%
                                  -------

Total..............................32.54%
                                   ------

ASSET ALLOCATION (Pie Chart)
US Bonds 65%
Cash & Equivalents 11%
Foreign Bonds 14%
Preferred Stocks 10%

SECTOR DIVERSIFICATION (Pie Chart)
Consumer Cyclicals 18%
Consumer Staples 22%
Utilities 2%
Communications Services 17%
Technology 2%
Health Care 14%
Basic Materials 5%
Cash & Equivalents 11%
Financials 4%
Energy 5%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE       OF SHARES      VALUE

   PREFERRED STOCKS: 10.19%

COMMUNICATIONS SERVICES: 3.45%
   Broadwing Communications, Inc.,
    12.500% Junior Preferred Exch .....          500    $ 490,000
                                                        ---------

CONSUMER CYCLICALS: 1.87%
   Felcor Lodging Trust, Inc., 9.000%,
    Depository Sh. Repstg Preferred
    Series B ..........................       11,100      265,290
                                                        ---------

HEALTH CARE: 4.87%
   Health Care Property Investors, Inc.
    8.700% Preferred Series B .........          700       17,185
   Health Care Property Investors, Inc.
    8.600% Preferred Series C .........       27,800      674,150
                                                        ---------
                                                          691,335
                                                        ---------

TOTAL PREFERRED STOCKS ................                 1,446,625
                                                        ---------

   WARRANTS: 0.00%
                                          NUMBER OF
                                           WARRANTS
COMMUNICATIONS SERVICES: 0.00%
   Metricom, Inc. - Expire February 15,
    2010 ..............................          100            1
                                                        ---------

   BONDS: 78.96%

   CORPORATE BONDS: 75.92%
                                          PRINCIPAL
                                             AMOUNT
BASIC MATERIALS: 4.77%
   Riverwood Int'l Corp., Senior Note
    144A, 10.625%, due August 1, 2007 ..    $250,000      256,250
   Caraustar Inds., Inc., Senior
    Subordinated Note 144A, 9.875%,
    due April 1, 2011 ..................     250,000      231,250
   Millenium America, Inc., Senior Debt,
    7.625%, due November 15, 2026 ......     250,000      189,116
                                                        ---------
                                                          676,616
                                                        ---------

                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                            PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT       VALUE

    CORPORATE BONDS, continued

CAPITAL GOODS: 0.21%
    Russell Stanley Holdings, Inc., Senior
     Subordinated Note, Series B, 10.875%,
     due February 15, 2009 ..................    $  200,000    $   30,000
                                                               ----------

COMMUNICATIONS SERVICES: 13.60%
    Microcell Telecommunications, Senior
     Discount Note, Series B, 0/14.000%,
     due June 1, 2006 .......................       253,000       188,485
    McLeodUSA, Senior Note, 9.250%,
     due July 15, 2007 ......................       250,000       146,250
    Allegiance Telecom, Inc., Senior Note,
     12.875%, due May 15, 2008 ..............       250,000       230,000
    Nextlink Communications, Senior Note
     10.750%, due November 15, 2008 .........       250,000        81,250
    SBA Communications Corp., Senior
     Note, 10.250%, due February 1, 2009 ....       250,000       230,000
    Nextel Communications, Inc., Senior
     Serial Note, 9.375%, due November
     15, 2009 ...............................       750,000       596,250
    Tritel PCS, Inc., Senior Subordinated
     Note, 10.375%, due January 15, 2011 ....       250,000       230,000
    Crown Castle Int'l Corp., Senior Note
     144A, 9.375%, due August 1, 2011 .......       250,000       226,875
                                                               ----------
                                                                1,929,110
                                                               ----------
CONSUMER CYCLICALS: 15.84%
    Musicland Group, Inc., Senior
     Subordinated Note, 9.875%, due
     March 15, 2008 .........................       350,000       370,125
    Felcor Lodging LP, Senior Note, 9.500%,
     due September 15, 2008 .................       250,000       252,500
    Nationsrent, Inc., Senior Subordinated
     Note, 10.375%, due December 15,
     2008 ...................................       150,000        38,250
    St. John Knits Int'l, Senior Subordinated
     Note, 12.500%, due July 1, 2009 ........       290,000       290,000
    Weight Watchers Int'l, Inc., Senior
     Subordinated Note, 13.000%, due
     October 1, 2009 ........................       265,000       296,800

                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                     AMOUNT       VALUE

   CORPORATE BONDS, continued

CONSUMER CYCLICALS, continued

     Advanstar Communications, Inc.,
      Senior Subordinated Note, 12.000%,
      due February 15, 2011 ...................    $  500,000    $  512,500
     Canwest Media, Inc., US Senior
      Subordinated Note 144A, 10.625%,
      due May 15, 2011 ........................       250,000       255,000
     Primedia, Inc., Senior Note 144A, 8.875%,
      due May 15, 2011 ........................       250,000       232,500
                                                                 ----------
                                                                  2,247,675
                                                                 ----------
  CONSUMER STAPLES: 21.78%
     Star Choice Communications, Senior
      Secured Note, 13.000%, due
      December 15, 2005 .......................       250,000       265,000
     NTL, Inc., Senior Note, Series B, 10.000%,
      due February 15, 2007 ...................       250,000       163,750
     Dean Foods Co., Senior Note, 8.150%,
      due August 1, 2007 ......................       250,000       237,500
     NBTY, Inc., Senior Subordinated Note,
      Series B, 8.625%, due September
      15, 2007 ................................       329,000       311,728
     Telewest Communications, Senior
      Discount Note 11.000%, due October
      1, 2007 .................................       250,000       211,875
     Bally Total Fitness Holdings Corp., Senior
      Subordinated Note, Series D, 9.875%,
      due October 15, 2007 ....................       258,000       256,710
     Kindercare Learning Ctr, Inc., Sr
      Subordinated Note, 9.500%, due
      February 15, 2009 .......................       250,000       248,750
     United Pan Europe Communications NV,
      Senior Note, 10.875%, due August 1,
       2009 ...................................       250,000        89,375
     Sbarro, Inc., Senior Note, 11.000%, due
      September 15, 2009 ......................       269,500       279,268
     Spanish Broadcasting Systems, Inc.,
      Senior Subordinated Note, 9.625%, due
      November 1, 2009 ........................       250,000       235,000

                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                           PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                   AMOUNT       VALUE

CONSUMER STAPLES, continued

     Pecunia 1 Vermogensverwaltung, US
      Senior Note 144A, 14.000%, due
      July 15, 2010 ........................    $  250,000    $  205,000
     Charter Communications Holdings,
      Senior Note, 10.000%, due May 15,
       2011 ................................       250,000       255,000
     Mediacom Broadband LLC & MDC, Sr
      Note 144A, 11.000%, due July 15,
       2013 ................................       250,000       255,625
     Dean Foods Co., Shelf 1, 6.900%, due
      October 15, 2017 .....................       100,000        76,000
                                                              ----------
                                                               3,090,581
                                                              ----------
  ENERGY: 4.71%
     Veritas DGC, Inc., Senior Note,
      9.750%, due October 15, 2003 .........       145,000       147,900
     Compagnie Generale de Geophysique,
      Senior Note, 10.625%, due
      November 15, 2007 ....................       500,000       520,000
                                                              ----------
                                                                 667,900
                                                              ----------
  FINANCIALS: 3.52%
     Americredit Corp., Senior Note, 9.250%,
      due February 1, 2004 .................       250,000       250,000
     Americredit Corp., Senior Subordinated
      Note, Series B, 9.875%, due April 15,
       2006 ................................       250,000       250,000
                                                              ----------
                                                                 500,000
                                                              ----------

  HEALTH CARE: 9.47%
     Dynacare, Inc., Senior Note 10.750%,
      due January 15, 2006 .................       250,000       252,500
     King Pharmaceuticals, Inc., Senior
      Subordinated Note, 10.750%, due
      February 15, 2009 ....................       516,000       557,280
     Team Health, Inc., Senior Subordinated
      Note, 12.000%, due March 15, 2009 ....       250,000       263,750

                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                           PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                  AMOUNT         VALUE

     CORPORATE BONDS, continued

HEALTH CARE, continued

     Concentra Operating Corp., Senior
      Subordinated Note, Series B, 13.000%,
      due August 15, 2009 ..................    $   250,000    $   269,375
                                                               -----------
                                                                 1,342,905
                                                               -----------
  TECHNOLOGY: 0.06%
     PSINet, Inc., Senior Note, 10.000%,
      due February 15, 2005 ................        125,000          8,125
                                                               -----------


  UTILITIES: 1.96%
     Azurix Corp., Senior Note, 10.375%,
      due February 15, 2007 ................         25,000         25,375
     Calpine Corp., Senior Note, 7.750%, due
      April 15, 2009 .......................         25,000         23,711
     Azurix Corp., Senior Note, 10.750%, due
      February 15, 2010 ....................        200,000        204,500
     Calpine Corp., Senior Note, 8.625%,
      due August 15, 2010 ..................         25,000         24,231
                                                               -----------
                                                                   277,817
                                                               -----------
  TOTAL CORPORATE BONDS ....................                    10,770,729
                                                               -----------

     CONVERTIBLE BONDS: 3.04%

  FINANCIALS: 1.05%
     E-Trade Group, Inc., Subordinated Note
      Convertible, 6.000%, due February
      1, 2007 ..............................        250,000        149,375
                                                               -----------

  TECHNOLOGY: 1.99%
     Critical Path, Inc., Subordinated Note
      Convertible, 5.750%, due April 1, 2005        100,000         24,047
     Getty Images, Subordinated Note
      Convertible, 5.000%, due March 15,
       2007 ................................        100,000         78,375

                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT        VALUE

   CONVERTIBLE BONDS, continued

TECHNOLOGY, continued
   Juniper Networks, Inc., Subordinated
    Note Convertible, 4.750%, due
    March 15, 2007 .............................     $   250,000     $   180,000
                                                                     -----------
                                                                         282,422
                                                                     -----------
TOTAL CONVERTIBLE BONDS ........................                         431,797
                                                                     -----------

TOTAL BONDS ....................................                      11,202,526
                                                                     -----------

    CERTIFICATES OF DEPOSIT: 0.70%

    Community Capital Bank 6.000%, due
     December 7, 2001 ..........................         100,000         100,000
                                                                     -----------

                                                        NUMBER
                                                     OF SHARES
    MONEY MARKET SHARES: 3.58%

    Pax World Money Market Fund ............           507,795           507,795
                                                                     -----------

TOTAL INVESTMENTS: 93.43% ..................                          13,256,947

    Cash and receivables, less
     liabilities: 6.57% ....................                             931,696
                                                                     -----------

Net assets: 100% ...........................                         $14,188,643
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the period in net asset value (based upon average number of shares outstanding)

                                                                                   PERIOD
                                                                              OCTOBER 13, 1999
                                                                            (THE DATE INVESTMENT
                                               SIX MONTHS       YEAR ENDED       OPERATIONS
                                                  ENDED        DECEMBER 31,     COMMENCED) TO
                                              JUNE 30, 2001        2000       DECEMBER 31, 1999
                                              -------------        ----       -----------------
                                              (Unaudited)
    Net asset value, beginning of period      $      8.74      $      9.67       $     10.00
                                              -----------      -----------       -----------

    Income (loss) from investment
         operations
      Investment income, net ............            .388             .878              .093
      Realized and unrealized gain (loss)
       on investments, net ..............            .080            (.930)            (.330)
                                              -----------      -----------       -----------
      Total from investment operations ..            .468            (.052)            (.237)
                                              -----------      -----------       -----------

    Less distributions
      Dividends from investment
          income, net ...................            .388             .878              .093
                                              -----------      -----------       -----------
    Net asset value, end of period ......     $      8.82      $      8.74       $      9.67
                                              -----------      -----------       -----------

 2. TOTAL RETURN ........................            5.29%            (.58%)           (2.46%)

 3. RATIOS AND SUPPLEMENTAL DATA

    Ratio of total expenses to average
      net assets (A)(B) .................            1.56%             .92%             2.01%

 Ratio of investment income, net, to
      average net assets (A) ............            8.48%            9.80%             6.40%

    Portfolio turnover rate .............           93.69%          119.90%             7.10%

    Net assets, end of period ('000s) ...     $    14,189      $    10,340       $     2,914
    Number of capital shares outstanding,
      end of period ('000s) .............           1,609            1,183               301

(A) These ratios for the six months ended June 30, 2001 and the period ended December 31, 1999 have been annualized.
(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.

ASSETS

Investments, at value - note A
   Preferred stocks (cost - $1,287,782) ..................     $ 1,446,625
   Bonds (amortized cost - $12,214,719) ..................      11,202,526
   Warrants (cost - $21,206) .............................               1
   Certificate of deposit (cost - $100,000) ..............         100,000
   Pax World Money Market Fund (cost - $507,795)                   507,795
                                                               -----------
                                                                13,256,947

Cash .....................................................         474,303

Receivables
   Dividends and interest ................................         333,094
   Investment securities sold ............................         825,105
   Reimbursement of expenses from Adviser - note G .......          14,133
                                                               -----------
     Total assets ........................................      14,903,582
                                                               -----------

LIABILITIES

Payables
   Capital stock reacquired ..............................           4,357
   Investment securities purchased .......................         668,467
   Dividend payable - note A .............................          42,115
                                                               -----------
     Total liabilities ...................................         714,939
                                                               -----------
       Net assets (equivalent to $8.82 per share based
         on 1,609,107 shares of capital stock outstanding)
         - note E ........................................     $14,188,643
                                                               -----------

        Net asset value, offering price and redemption
         price per share  ($14,188,643 / 1,609,107
         shares outstanding) .............................     $      8.82
                                                               -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.


Investment income
  Income - note A
   Dividends
    Pax World Money Market Fund ..............     $  19,852
    Other investments ........................       100,620      $ 120,472
                                                   ---------
   Interest ..................................                      517,070
                                                                  ---------
           Total income ......................                      637,542

   Expenses
     Investment advisory fee - note B ........        59,909
     Legal fees and related expenses - note B         33,877
     Distribution expenses - note D ..........        29,823
     Custodian fees - note F .................        22,633
     State taxes .............................        20,967
     Audit fees ..............................        18,328
     Directors' fees and expenses - note B ...        12,503
     Registration fees .......................         8,500
     Printing and mailing ....................         7,274
     Transfer agent fee ......................         5,510
     Other ...................................         2,678
                                                   ---------
           Total expenses ....................       222,002

       Less:  Fees paid indirectly - note F ..        (4,709)
              Expenses assumed by Adviser
               - notes B and G ...............      (122,354)
                                                   ---------
           Net expenses ......................                       94,939
                                                                  ---------

       Investment income, net ................                      542,603
                                                                  ---------

Realized and unrealized (loss) on investments
     - notes A and C
   Net realized (loss) on investments ........                      (81,037)
   Change in unrealized appreciation of
      investments for the period .............                       15,376
                                                                  ---------

     Net (loss) on investments ...............                      (65,661)
                                                                  ---------

     Net increase in net assets resulting from
       operations ............................                    $ 476,942
                                                                  ---------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2001

PAX WORLD HIGH YIELD FUND, INC.
                                                  Six Months       Year Ended
                                                Ended June 30,    December 31,
                                                     2001             2000
                                                     ----             ----
                                                 (Unaudited)
Increase in net assets
    Operations
      Investment income, net ................   $    542,603      $    764,724
      Net realized gain (loss) on investments        (81,037)            1,855
      Change in unrealized appreciation
       (depreciation) of investments ........         15,376          (884,452)
                                                ------------      ------------
      Net increase (decrease) in net assets
         resulting from operations ..........        476,942          (117,873)
      Distributions to shareholders from:
      Investment income, net (aggregate
        of $.388 and $.878, respectively) ...       (542,603)         (764,724)
    Capital share transactions - note E .....      3,913,814         8,309,445
                                                ------------      ------------
      Net increase in net assets ............      3,848,153         7,426,848

Net assets
    Beginning of period .....................     10,340,490         2,913,642
                                                ------------      ------------
    End of period ...........................   $ 14,188,643      $ 10,340,490
                                                ------------      ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2001

PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. (At a special meeting held on July 6, 2000, shareholders approved a change in the name of the Balanced Fund from Pax World Fund, Incorporated to Pax World Balanced Fund, Inc.)

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life. The Funds do not invest in companies that are, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing primarily in high-yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of Pax Worldl Management Corp., the Funds' Adviser ("Adviser"), of comparable quality.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker

                                                                   June 30, 2001

where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to June 30, 2001 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any.

The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization. The Balanced and Growth Funds use an amortization period based on the first call date for callable bonds. The High Yield Fund amortization period for callable bonds is to the most likely call date. Net discount accretion for the six months ended June 30, 2001 and the year ended December 31, 2000 were $78,485 and $170,136, respectively, for the Balanced Fund and $38,325 and $113,212, respectively, for the High Yield Fund. The Growth Fund did not hold any bonds during 2001.

REPURCHASE AGREEMENTS

The Growth and High Yield Funds may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Any outstanding repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss. The Growth and High Yield Funds have not experienced any such losses and neither had any repurchase agreements outstanding at June 30, 2001.

                                                                   June 30, 2001

FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION - BALANCED FUND

The Balanced Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the dates of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. The Growth and High Yield Funds do not use equalization.

Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

Any distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Growth Fund made no distributions in 2000 because (1) there was a net investment loss for the year and (2) the net capital gain for 2000 was $275.

Distributions of High Yield Fund investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption. The High Yield Fund had no distributions of capital gains for either the six months ended June 30, 2001 or the year ended December 31, 2000 since there was a net realized capital loss in the six months ended June 30, 2001 and only a minor amount of realized capital gains in the period ended December 31, 2000.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                   June 30, 2001

ORGANIZATION COSTS - GROWTH FUND

Costs incurred in connection with the organization of the Growth Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $500 for the six months ended June 30, 2001 is included on the statement of operations. Reference is made to note G.

DEFERRED OFFERING COSTS - GROWTH FUND

Costs incurred in connection with the initial offering of the Growth Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Growth Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,215 for the six months ended June 30, 2001 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES - GROWTH FUND

Initial state registration fees incurred by the Growth Fund were paid by the Adviser. The portion of the fees incurred for the initial registration of the Growth Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Growth Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $2,151 for the six months ended June 30, 2001 is included on the statement of operations. Reference is made to note G. All recurring, annual registration fees are included on the Growth Fund's statement of operations.

FOREIGN CURRENCY TRANSACTIONS

All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized

                                                                   June 30, 2001


gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Advisory Agreements ("Agreements") between each of the three Funds and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. The Agreement with the Balanced Fund provides for payment by the Balanced Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Agreements with the Growth Fund and the High Yield Fund provide that in the event that the average net assets of each of the Funds are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the three Funds to be necessary or desirable and proper for the continuous operations of the Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of each of the Funds per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants;
(v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. No expense reimbursement was required for either the period six months ended June 30, 2001 or the year ended December 31, 2000 for the Balanced Fund. For the Growth Fund, the Adviser was required to supply

                                                                   June 30, 2001


and assume a total of $95,150 and $167,348, respectively, for such services for the six months ended June 30, 2001 and the year ended December 31, 2000; additionally, the Adviser assumed, on a voluntary basis, expenses of $14,521 and $79,832, respectively, for the six months ended June 30, 2001 and the year ended December 31, 2000. For the High Yield Fund, the Adviser was required to supply and assume a total of $92,887 and $244,949 for such services for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively; additionally, the Adviser assumed, on a voluntary basis, expenses of $29,467 and $23,772 for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively. Reference is made to note G.

Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc., the sub-adviser of the Growth Fund ("Sub-Adviser"), the Sub-Adviser furnishes investment advisory services in connection with the management of the Growth Fund, determines what securities and other instruments are purchased and sold for the Growth Fund and is responsible for obtaining and evaluating financial data relevant to the Growth Fund. While the Sub-Adviser has an agreement to be compensated by the Adviser without reimbursement from the Growth Fund, the Sub-Adviser agreed to waive those fees for the period January 1, 1999 through December 31, 2000. The Sub-Adviser agreement was terminated as of January 1, 2001.

Directors of each Fund are paid by that Fund for attendance at that Fund's directors' meetings. In addition, members of each Fund's audit committee are paid by each Fund for attendance at that Fund's audit committee meetings.

Two officers of the Balanced Fund, who are also directors of the Balanced Fund, are also officers and directors of the Adviser. Two other officers of the Balanced Fund, who are not directors of the Balanced Fund, are also officers of the Adviser.

Two officers of the Growth Fund, who are also directors of the Growth Fund, are also officers and directors of the Adviser and the Sub-Adviser. Another officer of the Growth Fund, who is not a director of the Growth Fund, is also an officer and director of the Adviser. Two other officers of the Growth Fund, who are not directors of the Growth Fund, are also officers of the Adviser.

Two officers of the High Yield Fund, who are also directors of the High Yield Fund, are also officers and directors of the Adviser. An officer of the High Yield Fund, who is not a director of the High Yield Fund, is an officer and director of the Adviser. Two other officers of the High Yield Fund, who are not directors of the High Yield Fund, are also officers of the Adviser.

During the six months ended June 30, 2001, the Funds incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the

                                                                   June 30, 2001

Funds. Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds:

                     FUND                            AMOUNT
                     ----                            ------

                     Balanced                       $61,415
                     Growth                          30,587
                     High Yield                      33,877

Substantially all of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the three Funds utilize to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 2001 and the year ended December 31, 2000 are as follows:

                 2001 (UNAUDITED)                             2000
                 ----------------                             ----

                                 % of Total                         % of Total
Fund             Amount         Commissions       Amount           Commissions
----            --------        -----------      --------          -----------

Balanced        $174,880           27.9%         $225,397             31.4%
Growth            18,459           82.2%           32,000             34.9%
High Yield         2,541            2.8%            4,374              7.0%

NOTE C - INVESTMENTS

Purchases and proceeds from sales of investments for the three Funds for the six months ended June 30, 2001 are as follows:

                         PURCHASES                          PROCEEDS
                         ---------                          --------
                                    U.S.                               U.S.
                                 GOVERNMENT                         GOVERNMENT
 FUND          INVESTMENTS*     AGENCY BONDS     INVESTMENTS*      AGENCY BONDS
------         ------------     ------------     ------------     ------------
Balanced .     $251,159,641     $109,387,525     $113,189,091     $149,885,060
Growth ...        9,406,970               --        4,944,401               --
High Yield       14,352,827               --       10,769,809               --

*excluding short-term investments (primarily Pax World Money Market Fund) and U.S. Government agency bonds

Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain
(loss) for the six months ended June 30, 2001 for the three Funds would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2001 as well as the gross unrealized appreciation and depreciation of

                                                                   June 30, 2001


investments, and resulting net unrealized appreciation (depreciation) as of June 30, 2001 were as follows for the three Funds:

                    IDENTIFIED
                      COST OF                                               NET
                    INVESTMENTS          GROSS             GROSS        UNREALIZED
                    FOR FEDERAL       UNREALIZED        UNREALIZED     APPRECIATION
FUND             INCOME TAX BASIS    APPRECIATION      DEPRECIATION   (DEPRECIATION)
------------------------------------------------------------------------------------
Balanced          $1,037,891,450       $207,830,813     $30,194,423       $177,636,390
Growth                26,118,955          4,435,276       2,784,799          1,650,477
High Yield            14,131,502            361,004        1,235,559          (874,555)

NOTE D - DISTRIBUTION EXPENSES

Each of the Funds maintains a distribution expense plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). Each Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

                                                                   June 30, 2001

NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock for the three Funds were as follows:

BALANCED FUND

                              SIX MONTHS ENDED                        YEAR ENDED
                               JUNE 30, 2001                       DECEMBER 31, 2000
                               -------------                       -----------------
                         SHARES            DOLLARS             SHARES            DOLLARS
                         ------            -------             ------            -------
                                (Unaudited)
Shares sold ....         6,063,571      $ 131,083,475         13,334,152      $ 317,790,363
Shares issued in
 reinvestment of
 distributions .                --                 --          4,783,176        106,217,266
                     -------------      -------------      -------------      -------------
                         6,063,571        131,083,475         18,117,328        424,007,629
Shares redeemed         (3,444,005)       (74,221,942)        (8,713,794)      (207,752,721)
                     -------------      -------------      -------------      -------------

Net increase ...         2,619,566      $  56,861,533          9,403,534      $ 216,254,908
                     -------------      -------------      -------------      -------------

The components of net assets of the Balanced Fund at June 30, 2001 (unaudited), are as follows:

      Paid-in capital (75,000,000 shares of $1 par
        value authorized)..............................          $1,014,183,713
      Undistributed investment income..................              13,685,166
      Undistributed capital gains .....................              16,645,296
      Net unrealized appreciation of investments.......             177,636,390
                                                                   ------------

      Net assets.......................................          $1,222,150,565
                                                                 --------------

GROWTH FUND

                            SIX MONTHS ENDED                       YEAR ENDED
                             JUNE 30, 2001                     DECEMBER 31, 2000
                            --------------                     -----------------
                       SHARES            DOLLARS           SHARES            DOLLARS
                       ------            -------           ------            -------
                              (Unaudited)
Shares sold ...          352,526      $  4,077,621         1,191,746      $ 16,979,597

Shares redeemed         (169,941)       (1,931,277)         (355,647)       (5,056,475)
                    ------------      ------------      ------------      ------------

Net increase ..          182,585      $  2,146,344           836,099      $ 11,923,122
                    ------------      ------------      ------------      ------------

                                                                   June 30, 2001


The components of net assets of the Growth Fund at June 30, 2001 (unaudited), are as follows:

      Paid-in capital (25,000,000 shares of $1 par
       value authorized).................................        $30,374,210
      Accumulated net investment (loss)..................           (188,023)
      Undistributed capital (loss).......................         (3,509,999)
      Net unrealized appreciation of investments.........          1,650,477
                                                                   ---------

      Net assets.........................................        $28,326,665
                                                                 -----------

HIGH YIELD FUND

                            SIX MONTHS ENDED                     YEAR ENDED
                             JUNE 30, 2001                   DECEMBER 31, 2000
                             -------------                   -----------------
                        SHARES          DOLLARS          SHARES           DOLLARS
                        ------          -------          ------           -------
                              (Unaudited)
Shares sold ....       1,008,532      $ 9,171,929          923,444      $ 8,670,083
Shares issued in
 reinvestment of
 distributions .          33,561          304,936           36,357          329,093
                     -----------      -----------      -----------      -----------
                       1,042,093        9,476,865          959,801        8,999,176
Shares redeemed         (615,932)      (5,563,051)         (78,123)        (689,731)
                     -----------      -----------      -----------      -----------

Net increase ...         426,161      $ 3,913,814          881,678      $ 8,309,445
                     -----------      -----------      -----------      -----------

The components of net assets of the High Yield Fund at June 30, 2001 (unaudited), are as follows:

      Paid-in capital (25,000,000 shares of $1 par
       value authorized)......................................      $15,142,499
      Undistributed capital (loss)............................          (79,301)
      Net unrealized (depreciation) of investments............         (874,555)
                                                                       --------

      Net assets..............................................      $14,188,643
                                                                    -----------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for each of the three Fund's assets. The custodian fees charged by the bank are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Funds did not have such offset arrangements, they could have invested the amounts of the offset in income-producing assets.

                                                                   June 30, 2001

NOTE G - EXPENSES ASSUMED BY ADVISER

BALANCED FUND

The Adviser has not been required to assume any expenses incurred by the Balanced Fund in recent years.

GROWTH FUND

The Adviser has assumed certain expenses incurred by the Growth Fund, some in accordance with the Advisory Agreement (note B) and has assumed others on a voluntary basis as follows:

   Expenses assumed by the Adviser in accordance with
     the Advisory Agreement, including amortization
     of the organization costs for the period ($500)............       $ 95,150

   Expenses assumed by the Adviser on a voluntary basis
     Recurring registration fees................................            659
     State and foreign taxes....................................          7,496
     Amortization of deferred offering costs....................          4,215
     Amortization of deferred registration fees.................          2,151
                                                                       --------

   Total expenses of the Growth Fund assumed
     by the Adviser.............................................       $109,671
                                                                       --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the Growth Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.25% to 1.49% for the six months ended June 30, 2001. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.52% for six months ended June 30, 2001.)

Reference is made to notes A and B.

                                                                   June 30, 2001

HIGH YIELD FUND

The Adviser has assumed certain expenses incurred by the High Yield Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

   Expenses assumed by the Adviser in accordance
     with the Advisory Agreement...............................       $ 92,887

   Expenses assumed by the Adviser on a voluntary basis
     Registration fees ........................................          8,500
     State taxes...............................................         20,967
                                                                      --------

   Total expenses of the High Yield Fund
     assumed by the Adviser....................................       $122,354
                                                                      --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the High Yield Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 3.39% to 1.48% for the six months ended June 30, 2001. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.56% for the six months ended June 30, 2001.)

Reference is made to note B.

NOTE H - DIVIDEND DECLARATION - BALANCED FUND

The Board of Directors has declared a dividend from the Balanced Fund's net investment income of $.25 per share, payable July 6, 2001, to shareholders of record on July 2, 2001.

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                                       50